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                                                                     EXHIBIT 4.1



        NUMBER                                                  SHARES

                           MILLENNIUM HOLDING CORP.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 COMMON STOCK
                           PAR VALUE $.001 PER SHARE

                                   SPECIMEN

THIS CERTIFIES THAT ____________________________________________________ is the
owner of _______________________________________________________ shares of the
COMMON STOCK of Millennium Holding Corp., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

     The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________________________________________________ day of
_____________________________________ A.D. 19____.


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     SECRETARY/TREASURER                                      PRESIDENT
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                               UNIF GIFT MIN ACT - .......Custodian........under
     TEN ENT - as tenants by the entireties                                           (Cust)           (Minor)
     JT TEN  - as joint tenants with right of survivorship                            Uniform Gifts to Minors Act..........
               and not as tenants in common                                                                      (State)
                              Additional abbreviations may also be used though not in the above list.

For Value Received, ___ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
   Dated _________________ 19__

       In presence of         ____________________________________
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                   NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.